UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 20, 2008

Gottschalks Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State of Other Jurisdiction of Incorporation)

1-09100	77-0159791
(Commission File Number)	(I.R.S. Employer Identification Number)

7 River Park Place East
Fresno, California    93720
(Address of principal executive offices including zip code)

(559) 434-4800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

Investment Agreement

On November 20, 2008, Gottschalks Inc. (the "Company") and Everbright Development Overseas Securities Ltd. ("Everbright"), a British Virgin Islands corporation, entered into an Investment Agreement (the "Investment Agreement") pursuant to which Everbright will acquire up to 40,000,000 newly-issued shares of the Company's common stock, as well as the potential to acquire an additional 29,444,444 newly-issued shares of the Company's common stock based on achievement of certain pre-tax income thresholds by Everbright Asia Limited, a British Virgin Islands corporation ("Everbright Asia"), as further described in the Investment Agreement. In addition, the Investment Agreement provides for the issuance of warrants to Everbright to acquire up to a further 90,000,000 shares of the Company's common stock, subject to certain conditions described in the Investment Agreement (the foregoing transactions, the "Investment").

Under the terms of the Investment Agreement, the Company will be entitled to receive up to $15 million in cash upon the closing of the Investment, as well as all of the issued and outstanding capital stock of Everbright Asia. Everbright has also agreed under the Investment Agreement to provide up to an aggregate of $15,000,000 in periodic cash contributions to the Company after the closing of the Investment upon the terms set forth in a capital call agreement to be entered into prior to the closing of the Investment.

The Investment Agreement contains certain termination rights for both the Company and Everbright. If the Investment Agreement is terminated under certain specified circumstances, the Company may be required to pay Everbright a termination fee of $500,000.

A copy of the Investment Agreement is attached hereto as Exhibit 2.1 and is herein incorporated by reference. The foregoing description of the Investment Agreement is qualified in its entirety by reference to the full text of the Investment Agreement.

Side Letter to Investment Agreement

Concurrent with the execution of the Investment Agreement, the Company and Everbright entered into a Side Letter thereto, dated November 20, 2008 (the "Side Letter"), pursuant to which, among other matters, Everbright may under certain circumstances terminate its obligations under the Investment Agreement on or prior to December 15, 2008, based on the legal, financial and business due diligence inquiry of the Company conducted by Everbright and its advisors. In addition, the terms of the Side Letter permit the Company and its representatives to directly or indirectly initiate, solicit, facilitate and encourage competing acquisition proposals from certain third parties until December 15, 2008, and to terminate its obligations under the Investment Agreement in connection with any such competing acquisition proposal on or before such date upon payment to Everbright of a $500,000 fee.

A copy of the Side Letter is attached hereto as Exhibit 2.2 and is herein incorporated by reference. The foregoing description of the Side Letter is qualified in its entirety by reference to the full text of the Side Letter.

Amendment to Subordinated Note

In connection with the Investment Agreement and the transactions contemplated thereby, on November 20, 2008, the Company entered into a Consent and First Amendment (the "Amendment") to the Non-Negotiable, Subordinated Note in favor of The Harris Company ("Harris") due May 30, 2010 (the "Subordinated Note"). The Amendment, among other matters, consents to the Investment and amends the Subordinated Note to permit the Company to prepay the principal amount outstanding thereunder at any time without penalty or premium, subject to the terms of the Second Amended and Restated Credit Agreement dated as of September 26, 2007 (as subsequently amended, the "Credit Agreement"), by and among the Company and General Electric Capital Corporation as a Lender and as Agent for Lenders. In addition, the Amendment amends the Subordinated Note to provide that the rights and obligations evidenced thereby are subordinate to all indebtedness of the Company under the Credit Agreement. Finally, the Amendment amends the Subordinated Note to provide that Everbright Asia will guarantee the obligations of the Company under the Subordinated Note from and after the closing of the Investment, as further described in the Amendment.

A copy of the Amendment is attached hereto as Exhibit 10.1 and is herein incorporated by reference. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment.

Additional Information about the Investment and Where to Find It

The Company will file a proxy statement and other documents regarding the proposed Investment described in this report with the Securities and Exchange Commission. Investors and security holders are urged to read the proxy statement when it becomes available, because it will contain important information about the Company, Everbright and the proposed Investment. A definitive proxy statement will be sent to security holders of the Company seeking their approval of the proposed Investment. Investors and security holders may obtain a free copy of the definitive proxy statement (when available) and other documents filed by the Company with the SEC at the SEC's website at www.sec.gov. The definitive proxy statement and other relevant documents may also be obtained free of cost by directing a request to the Company at 7 River Park Place East, Fresno, California 93720, Attention: Daniel T. Warzenski, Vice President, Chief Financial Officer (telephone 559-434-4800).

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Gottschalks in connection with the proposed Investment described in this report. Information about the Company and its directors and officers can be found in the Company's Proxy Statement and Annual Report on Form 10-K filed with the SEC. Additional information regarding the interests of those persons may be obtained by reading the proxy statement when it becomes available.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Investment Agreement, dated as of November 20, 2008, by and between Gottschalks Inc., and Everbright Development Overseas Securities Ltd.
2.2	Letter Agreement, dated as of November 20, 2008, by and between Gottschalks Inc., and Everbright Development Overseas Securities Ltd.
10.1	Consent and First Amendment to Non-Negotiable, Subordinated Note due May 30, 2010 dated as of November 20, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Gottschalks Inc.

November 25, 2008	By: /s/ J. Gregory Ambro Name: J. Gregory Ambro Title: Chief Operating Officer

INDEX TO EXHIBITS

Exhibit No.	Description
2.1	Investment Agreement, dated as of November 20, 2008, by and between Gottschalks Inc., and Everbright Development Overseas Securities Ltd. Also provided in PDF format as a courtesy.
2.2	Letter Agreement, dated as of November 20, 2008, by and between Gottschalks Inc., and Everbright Development Overseas Securities Ltd. Also provided in PDF format as a courtesy.
10.1	Consent and First Amendment to Non-Negotiable, Subordinated Note due May 30, 2010 dated as of November 20, 2008 Also provided in PDF format as a courtesy.